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                  Prudential Tax-Managed Small-Cap Fund, Inc.
               (formerly Prudential Small-Cap Quantum Fund, Inc.)
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                         Supplement dated June 27, 2000
                         Prospectus dated May 31, 2000

The information contained in the Prospectus dated May 31, 2000 on page 3 under 'Risk/Return Summary--Evaluating Performance--Average Annual Returns' is inaccurate and should be disregarded. The following replaces that information:

Average Annual Returns1 (as of 12-31-99)

                               1YR       SINCE INCEPTION
                             --------    ------------------------
Class A shares                -4.04%     -6.50% (since 11-10-97)
Class B shares                -4.66%     -6.41% (since 11-10-97)
Class C shares                -1.66%     -5.36% (since 11-10-97)
Class Z shares                 1.35%     -3.97% (since 11-10-97)
S&P SmallCap 600 Index2       12.41%      5.52% (since 11-10-97)
Lipper Average3                6.21%     - .85% (since 11-10-97)

1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the return would have been lower.

2 The S&P SmallCap 600 Index - an unmanaged capital-weighted index of 600 smaller company U.S. common stocks that cover all industry sectors - gives a broad look at how small-cap stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. The securities in the S&P SmallCap 600 Index may be very different from those in the Fund. Source: Lipper Inc.

3 The Lipper Average is based on the average return of all mutual funds in the Lipper Small Cap Value Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.
MF176C1